***
                                  SCHEDULE 14 A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement
                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed  by  the  Registrant  [X]

Filed  by  a  party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]     Preliminary Proxy Statement         [ ]     Confidential, For Use of the
                                                    Commission  Only
                                                    (as permitted by Rule
                                                    14a-6(e)(2))
[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-12

                       CELEBRITY ENTERTAINMENT GROUP, INC.
                (Name of Registrant as Specified in its Charter)

                           -----------------------
      (Name of person(s) filing Proxy Statement, if other than Registart)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

(2)     Aggregate  number  of  securities  to  which  transaction  applies:  n/a

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: n/a

(4)     Proposed  maximum  aggregate  value  of  transaction:  n/a

(5)     Total  fee  paid:  n/a

[ ]     Fee  paid  previously  with  preliminary  materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:  n/a

(2)     Form,  Schedule  or  Registration  Statement  No.:  n/a

(3)     Filing  Party:  n/a

(4)     Date  Filed:  n/a

                       CELEBRITY ENTERTAINMENT GROUP, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held April 5, 2001

TO  OUR  SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Celebrity Entertainment Group, Inc., a Wyoming corporation (the "Company" or "Celebrity"), will be held on April 5, 2001, at 10:00 a.m. CST, at the executive offices of the Company, 5120 Woodway, Suite 9029, Houston, Texas 77056, USA, for the following purposes:

1. To approve the reincorporation of the Company as a Delaware corporation by means of a merger of the Company with and into a wholly owned Delaware subsidiary of the Company.

2. To transact such other business as may properly came before the Special Meeting, including any motion to adjourn to a later date to permit solicitation or receiving of proxies if necessary, or before any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on February 27, 2001 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/  George  Sharp
                                       President

Houston  Texas
March  5,  2001

                             YOUR VOTE IS IMPORTANT.

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       CELEBRITY ENTERTAINMENT GROUP, INC.

                        PROXY STATEMENT FOR APRIL 5, 2001
                         SPECIAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Celebrity Entertainment Group, Inc., a Wyoming corporation (the "Company" or "Celebrity"), for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on April 5, 2001, at 10:00 a.m. CST, at the executive offices of the Company, 5120 Woodway, Suite 9029, Houston, Texas 77056, USA, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The telephone number of our executive office is (713) 960-9100.

     These proxy solicitation materials shall first be mailed on or about March 16, 2001 to all shareholders entitled to vote at the meeting.

Record  Date;  Outstanding  Shares

     Shareholders of record at the close of business on February 27, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock. As of February 27, 2001, 9,233,156 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 327 shareholders.

Revocability  of  Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

Voting  and  Solicitation

     For each matter to be voted on at the Special Meeting, each shareholder is entitled to one vote for each share of Common Stock held by the shareholder on the Record Date. A quorum comprising the holders of a majority of the outstanding shares of Common Stock on the Record Date must be present in person or by proxy or represented for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

     This solicitation of proxies is made by the Board of Directors of the Company, and all related costs, which cannot be estimated at this time, will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Deadline  for  Receipt  of  Shareholder  Proposals

     Proposals by shareholders of the Company that are intended to be presented by such shareholders at the Company's next regular Annual Meeting of Shareholders must be received by the Company no later than May 31, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to the next regular Annual Meeting.

                               SUMMARY TERM SHEET

* This proxy solicitation relates to the proposed merger of Celebrity Entertainment Group, Inc., a Wyoming corporation with and into Sharp Holding Corporation, a Delaware corporation. The effect of the merger will be to reincorporate the Company as a Delaware company.

* The surviving corporation will be Sharp Holding Corporation, a Delaware corporation

* The surviving Certificate of Incorporation and Bylaws will be those of Sharp Holding Corporation.

* Your shares of Celebrity Entertainment Group, Inc. will be exchanged on a one-for-one basis for shares of Sharp Holding Corporation.

* The present directors and officers of Celebrity Entertainment Group, Inc. will continue as the directors and officers of Sharp Holding Corporation.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of February 27, 2001 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each executive officer, (iv) certain other officers and (v) all directors, executive officers and certain other officers as a group.

Name and Address             Amount and Nature    Title of   Percent
Of Beneficial Owner         of Beneficial Owner    Class    Of Class
--------------------------------------------------------------------------------

George Sharp,                  2,145,377 shares   Common        23.3%
Director, President,                              Stock
Secretary and
Chief Executive Officer
5120 Woodway, Suite 9029
Houston, Texas 77056

Robert Wesolek               718,723 shares  (1)  Common         7.8%
Treasurer and                                     Stock
Chief Financial Officer
5120 Woodway, Suite 9029
Houston, Texas 77056

Gilbert Gertner             1,115,125 shares (2)  Common        11.3%
Director                                          Stock
5120 Woodway, Suite 9029
Houston, Texas 77056.

Alan Pavsner               -0- shares             Common         -0-%
Director                                          Stock
5120 Woodway, Suite 9029
Houston, Texas 77056.

Louis Schwartz               687,169 shares  (1)  Common         7.4%
Vice-president                                    Stock
5120 Woodway, Suite 9029
Houston, Texas 77056

Michael Pierce               288,918 shares  (1)  Common         3.2%
Chief Technology Officer                          Stock
5120 Woodway, Suite 9029
Houston, Texas 77056

All Directors              4,955,312 shares  (2)  Common        50.2%
And Executive                                     Stock
Officers as a
Group-- 6 Persons  (3)

____________________________________

(1) Includes options to purchase up to 6,667 shares of common stock, which are immediately exercisable.

(2) Includes options and warrants to purchase up to 353,334 shares of common stock which are immediately exercisable, and 300,000 owned indirectly through a trust.

(3) Messrs. Schwartz and Pierce are not executive officers. They are included in this table because of their level of compensation.


                   RECENT CHANGE IN CONTROL OF REGISTRANT AND
                      ACQUISITION OR DISPOSITION OF ASSETS

     On December 18, 2000, Celebrity, and its wholly-owned subsidiary, Sharp Florida Acquisition Corp., entered into an Agreement and Plan of Merger and Reorganization ("Agreement") with Sharp Technology, Inc. ("Sharp"). Pursuant to the Agreement, Celebrity acquired all of the issued and outstanding shares of Sharp and Sharp has become a wholly-owned subsidiary of Celebrity. As consideration for the shares of Sharp, Celebrity issued an aggregate of 6,518,248 shares of Celebrity's common stock to the former Sharp stockholders. Following the transaction, Sharp's former stockholders own approximately 71% of Celebrity's issued and outstanding shares. The exchange of the consideration resulted from arms-length bargaining, and there was no previous relationship between Celebrity and Sharp and/or its stockholders.

     At the closing of the transaction, George Sharp and Gilbert Gertner were added to the Board of Directors of Celebrity and Alan Pavsner continued as a director. The following persons from Sharp were elected to be executive officers of Celebrity:

     George  Sharp  -  President,  Secretary  and  Chief  Executive  Officer
     Robert  Wesolek  -  Treasurer  and  Chief  Financial  Officer;  and
     Lou  Schwartz  -  Vice  President

     Mr. Pavsner resigned in all other executive capacities with Celebrity, but his affiliated company, Marine Way, Inc. entered into a consulting agreement and will receive a consulting fee in the amount of $10,000 per month during the term of the consulting agreement.

     Sharp Technology, Inc. specializes in developing Internet security, content management and e-commerce software products. The Company creates products that are easy-to-use and are targeted at areas in which demand will grow as the Internet expands. Sharp's business strategy focuses on establishing collaborative relationships with certain of the nation's largest corporations. In addition to its Houston headquarters, Sharp Technology, Inc., has offices in Phoenix, Arizona.

                            REINCORPORATION PROPOSAL

REINCORPORATION  IN  DELAWARE

Introduction

     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Wyoming to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting Delaware corporate law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for companies to adopt various mechanisms which may enhance the Board's ability to react to unsolicited takeover attempts, the proposed Delaware certificate of incorporation and bylaws are substantially similar to those currently in effect in Wyoming. The Board of Directors proposes in connection with the Reincorporation Proposal to include in the Company's Certificate of Incorporation provisions (i) decreasing the number of authorized shares of common stock to 80,000,000 shares of common stock; (ii) providing for 20,000,000 shares of Preferred Stock, the series of which may be fixed and designated by the Board of Directors; and (iii) whereby the Company expressly elects not to be governed by Section 203 of the General Corporation Law of Delaware.

     The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Celebrity Wyoming" refers to the existing Wyoming corporation and the term "Sharp Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of Celebrity Wyoming, which is the proposed successor to Celebrity Wyoming.

     The Reincorporation Proposal will be effected by merging Celebrity Wyoming into Sharp Delaware (the "Merger"). Upon completion of the Merger, Celebrity Wyoming will cease to exist and Sharp Delaware will operate the business of the Company under the name "Sharp Holding Corporation."

     Pursuant to the Agreement and Plan of Merger between Celebrity Wyoming and Sharp Delaware, a copy of which is attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Celebrity Wyoming Common Stock will automatically be converted into one share of Sharp Delaware Common Stock, par value $.001 per share. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SHARP DELAWARE.

     Upon the date on which the Merger is effective (the "Effective Date"), Sharp Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Celebrity Wyoming. Each outstanding and unexercised option, warrant or other right to purchase shares of Celebrity Wyoming Common Stock will become an option, warrant or right to purchase the same number of shares of Sharp Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Celebrity Wyoming option, warrant or right at the Effective Date.

     The Proposed Reincorporation has been unanimously approved by Celebrity Wyoming's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as practicable following the Special Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without further shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed or to make amendments.

     Shareholders of Celebrity Wyoming have dissenters' rights with respect to the Reincorporation Proposal. Pursuant to the Wyoming Business Corporation Act (the "WBCA"), holders of Company Common Stock who do not vote in favor of the proposals and comply with the detailed provisions contained in Article 13 of the WBCA will be entitled to dissent and seek the payment of the fair value of their shares of Celebrity Wyoming. See "Dissenters Rights." A copy of Article 13 of the WBCA is reproduced as EXHIBIT D to this Proxy Statement. Shareholders wishing to dissent should read such materials carefully. A vote for the proposals will result in a waiver of any shareholder's dissenters' rights. A vote against the proposals without otherwise complying with the additional notice and other provisions of Article 13 of the WBCA will not effectively exercise a dissenting shareholder's dissenters' rights.

     BECAUSE AN EXECUTED PROXY CARD WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE PROPOSALS UNLESS OTHERWISE SPECIFIED, A SHAREHOLDER RETURNING A SIGNED BUT UNMARKED PROXY CARD WILL WAIVE HIS OR HER RIGHT TO DISSENT FROM THE PROPOSALS.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of Sharp Delaware, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

Vote  Required  for  the  Reincorporation  Proposal

     Approval of the Reincorporation Proposal, which will also constitute approval of the (i) Merger Agreement, and the Certificate of Incorporation and the Bylaws of Sharp Delaware; and (ii) the assumption of Celebrity Wyoming's employee benefit plans and outstanding stock options and warrants by Sharp Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of Celebrity Wyoming Common Stock. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal. Certain Directors, Officers, Affiliates and Shareholders of the Company, who collectively own a majority of the Company's common stock , have advised the Company of their intent to vote in favor of the Reincorporation Proposal. Consequently, the Reincorporation Proposal will be approved at the Special Meeting regardless of whether other Stockholders vote in favor or against the Reincorporation Proposal.

     The Board recommends a vote "FOR" the Proposed Reincorporation in Delaware.

Principal  Reasons  for  the  Proposed  Reincorporation

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Prominence,  Predictability  and  Flexibility  of  Delaware  Law.  For many
     ----------------------------------------------------------------
years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Increased  Ability to Attract and Retain Qualified Directors.  Both Wyoming
     ------------------------------------------------------------
and Delaware law permit a corporation to include a provision in its charter documents which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company anticipates that it may seek to expand the number of outside directors on its Board of Directors in the future. Although the Company has not experienced difficulty in attracting and retaining qualified directors to date, it is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Wyoming law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Wyoming law. See below, "The Charters and Bylaws of Celebrity Wyoming and Sharp Delaware -- Monetary Liability of Directors."

     Well  Established Principles of Corporate Governance.  There is substantial
     ----------------------------------------------------
judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

Change  in  the  Name;
No  Change  in  Board  Members,  Business,  Management,  Employee
Plans  or  Location  of  Principal  Facilities  of  the  Company

     The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The Proposed Reincorporation will result in a change in the name of the Company to "Sharp Holding Corporation." The Board of Directors believes that the new name will be more appropriate for the Company's present business activities.

     The three present directors will become the directors of Sharp Delaware. All employee benefit plans of Celebrity Wyoming will be assumed and continued by Sharp Delaware. All stock options, warrants or other rights to acquire Common Stock of Celebrity Wyoming will automatically be converted into an option, warrant or right to purchase the same number of shares of Sharp Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Celebrity Wyoming's other employee benefit arrangements will also be continued by Sharp Delaware upon the terms and subject to the conditions currently in effect.

The  Charters  and  Bylaws  of  Celebrity  Wyoming  and  Sharp  Delaware

     The provisions of the Sharp Delaware Certificate of Incorporation and Bylaws are similar to those of the Celebrity Wyoming Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Sharp Delaware Certificate of Incorporation and Bylaws that alter the rights of stockholders and the powers of management. In addition, Sharp Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws in the future.

     The Articles of Incorporation of Celebrity Wyoming currently authorize the Company to issue up to 100,000,000 shares of Common Stock, par value $.001 per share. The Certificate of Incorporation of Sharp Delaware provides that Sharp Delaware will have 80,000,000 authorized shares of Common Stock, par value $.001 per share and 20,000,000 shares of Preferred Stock par value $.001 per share.
The Board of Directors believes that the decrease in the number of authorized shares of common stock and the newly created preferred stock will facilitate fundraising and acquisitions.

     Monetary  Liability  of  Directors.  The  Articles  of  Incorporation  of
     ----------------------------------
Celebrity Wyoming contain no express provision providing for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The Certificate of Incorporation of Sharp Delaware provides for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the Sharp Delaware Certificate of Incorporation is potentially more expansive than may be permitted by Wyoming law in that Delaware permits indemnification to occur with respect to certain actions that Wyoming does not, and under certain circumstances Delaware does not require the director or office to prevail in an action in order for indemnification to be available. In connection with the Proposed Reincorporation, the Company may enter into indemnification agreements with officers and directors that will to conform to Delaware law.

     Section 203 of the General Corporation Law of Delaware.  Section 203 of the
     ------------------------------------------------------
General Corporation Law of Delaware prohibits business combinations with interested shareholders for a period of three years following the time that such a stockholder became an interested stockholder. Section 203 has the effect of being an anti-takeover statute. However, Section 203 allows a company not to be governed by Section 203 if the Company expressly elects not to be governed by
Section 203. The Certificate of Incorporation of Sharp Delaware sets forth that the Company expressly elects not to be governed by Section 203 of the General Corporation Law of Delaware.

Compliance  With  Delaware  and  Wyoming  Law

     Following the Special Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the office of the Wyoming Secretary of State and to the office of the Delaware Secretary of State for filing.

Certain  Federal  Income  Tax  Considerations

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Celebrity Wyoming Common Stock who receive Sharp Delaware Common Stock in exchange for their Celebrity Wyoming Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Celebrity Wyoming shareholders, such as dealers in securities, or those Celebrity Wyoming shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Celebrity Wyoming Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

     The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

     (a) No gain or loss should be recognized by holders of Celebrity Wyoming Common Stock upon receipt of Sharp Delaware Common Stock pursuant to the Proposed Reincorporation;

     (b) The aggregate tax basis of the Sharp Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Celebrity Wyoming Common Stock surrendered in exchange; and

     (c) The holding period of the Sharp Delaware Common Stock received by each shareholder of Celebrity Wyoming should include the period for which such shareholder held the Celebrity Wyoming Common Stock surrendered in exchange therefor, provided that such Celebrity Wyoming Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Celebrity Wyoming Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Sharp Delaware, Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Sharp Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Celebrity Wyoming Common Stock.

                               DISSENTERS' RIGHTS

     Holders of Common Stock of Celebrity Wyoming will have the right to dissent and seek the payment of "fair value" of their shares with regard to the Reincorporation Proposal. Pursuant to Article 13 of the WBCA, holders of record of Celebrity Wyoming Common Stock who object and who follow the procedures prescribed by Article 13 of the WBCA will be entitled to receive a cash payment equal to the "fair value" of the shares of Celebrity Wyoming Common Stock held by them. Set forth below is a summary of the procedures holders of Celebrity Wyoming Common Stock must follow in order to exercise their dissenters' rights under the WBCA. This summary does not purport to be complete and is qualified in its entirety by reference to Article 13 of the WBCA (a copy of which, as of the date hereof, is attached to this Proxy Statement as EXHIBIT D) and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

     Any holder of shares of Common Stock of Celebrity Wyoming contemplating a possibility of objecting to the Reincorporation Proposal should carefully review the text of EXHIBIT D (particularly the specified procedural steps required to perfect their dissenters' rights) and should consult as appropriate with such holder's legal counsel. The dissenters' rights will be lost if the procedural requirements of Article 13 of the WBCA are not fully and precisely satisfied.

     A record shareholder may assert dissenters' rights to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by a beneficial holder for whom he acts as nominee and notifies the Company in writing of the name and address of each person on whose behalf he has such dissenters' rights. A beneficial holder may assert dissenters' right as to shares held on his behalf only if he submits to the Company the record holder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and does so with respect to all shares to which he is beneficial owner.

     Under Article 13 of the WBCA, any shareholder who desires to assert dissenters' rights shall deliver to the Company before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effected and shall not vote his shares in favor of the proposed action. If the proposed corporate action is effected, the Company shall deliver a written dissenters' notice to all shareholders who properly exercised their dissenters' rights within ten (10) days after the corporate action is effected. Such notice from Company shall include, among other items, a form for demanding payment (and deliver certificates representing shares of Celebrity Wyoming), as well as a date not less than thirty (30) days and not more than sixty (60) days after the date of the Company's delivery of the initial dissenters' notice by which the Company must receive the payment demand. A shareholder who demands payment and deposits his share certificates in accordance with the terms of the Company's payment demand shall be entitled to receive from the Company the amount that the Company estimates to be the "fair value" of the shares plus accrued interest. Such payment is to be accompanied by specified financial information regarding the Company, a statement of the Company's estimate of the fair value of the shares and an explanation of how any accrued interest was calculated. If a dissenting shareholder disagrees with the Company's calculation of the "fair value" for the shares tendered, he may notify the corporation in writing of his own estimate of fair value or reject the Company's offer and demand payment of fair value of his shares. If a dissenting shareholder waives his rights to contest the Company's determination of "fair value," he must notify the Company of his demand of payment of a different value in writing within thirty (30) days after the Company made or offered payment for his shares.

     If a demand for payment remains unsettled, the Company may commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence a proceeding within the sixty day period, it must pay to each dissenting shareholder the amount demanded by such shareholder.

     Under the WBCA, shareholders generally have the right to dissent from, and to obtain payment of the fair value of their shares in the event of a merger or consolidation, a share exchange or a sale or exchange of all or substantially all of the property of a corporation. The WBCA imposes significant duties on shareholders who wish to avail themselves of the right to demand and receive payment of the fair cash value of their stock, and any shareholder who does not satisfy these duties will not be entitled to payment for his or her shares. The shareholders of Celebrity Wyoming will be entitled to exercise dissenters' rights in connection with the proposed Merger.

                       ADJOURNMENT OF THE SPECIAL MEETING

     In the Event that there are not sufficient votes present for a quorum or sufficient of votes to approve the Reincorporation Proposal at the time of the Special Meeting, such proposal could not be approved unless the Special Meeting were adjourned in order to permit further solicitation of proxies from holders of the Company's Common Stock. Proxies that are being solicited by the Company's Board grant discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Special Meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of such time and place at the Special Meeting. A majority of the shares represented and voting at the Special Meeting is required to approve such adjournment, regardless of whether there is a quorum present at the Special Meeting.

                                  OTHER MATTERS

     The  Company  knows  of  no  other  matters  to be submitted at the Special
Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/  George  Sharp
                                        President

Houston  Texas
March  5,  2001

                                   APPENDIX A

                         AGREEMENT AND PLAN OF MERGER OF
             SHARP HOLDING CORPORATION, A DELAWARE CORPORATION, AND
           CELEBRITY ENTERTAINMENT GROUP, INC., A WYOMING CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER dated as of February 25, 2001 (the Agreement") is between Sharp Holding Corporation, a Delaware corporation ("Sharp Delaware"), and Celebrity Entertainment Group, Inc., a Wyoming corporation ("Celebrity Wyoming"). Sharp Delaware and Celebrity Wyoming are sometimes referred to herein as the
"Constituent  Corporations."

                                    RECITALS

A. Sharp Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 80,000,000 shares, par value $.001 per share, which are designated "Common Stock," and 20,000,000 shares, par value $.001 per share, which are designated "Preferred Stock." As of February 17, 2001 100 shares of Common Stock were issued and outstanding, all of which are held by Celebrity Wyoming.

B. Celebrity Wyoming is a corporation duly organized and existing under the laws of the State of Wyoming and has an authorized capital of 100,000,000 shares par value $.001 per share which are designated "Common Stock." As of February 25, 2001, 9,233,156 shares of Common Stock were issued and outstanding.

C. The Board of Directors of Celebrity Wyoming has determined that, for the purpose of effecting the reincorporation of Celebrity Wyoming in the State of Delaware, it is advisable and in the best interests of Celebrity Wyoming and its shareholders that Celebrity Wyoming merge with and into Sharp Delaware upon the terms and conditions herein provided.

D. The respective Boards of Directors of Sharp Delaware and Celebrity Wyoming have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Sharp Delaware and Celebrity Wyoming hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                        I
                                     MERGER

1.1. Merger.  In accordance with the provisions of this Agreement,  the Delaware
     ------
     General Corporation Law and the Wyoming General Corporation Law, Celebrity Wyoming shall be merged with and into Sharp Delaware (the "Merger"), the separate existence of Celebrity Wyoming shall cease and Sharp Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Sharp Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Sharp Holding Corporation.

1.2. Filing  and  Effectiveness.  The Merger  shall  become  effective  when the
     --------------------------
     following actions shall have been completed:

     (a) This Agreement and the Merger has been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Wyoming Business Corporation Act.

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

     (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

     (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Wyoming Business Corporation Act shall have been filed with the Secretary of State of the State of Wyoming.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

1.3. Effect of the Merger.  Upon the Effective Date of the Merger,  the separate
     --------------------
     existence of Celebrity Wyoming shall cease and Sharp Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Celebrity Wyoming's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Celebrity Wyoming in the manner as more fully set forth in
     Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Celebrity Wyoming in the same manner as if Sharp Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Wyoming Business Corporation Act.

                                       II
                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1. Certificate of  Incorporation.  The Certificate of  Incorporation  of Sharp
     -----------------------------
     Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2. Bylaws.  The Bylaws of Sharp Delaware as in effect immediately prior to the
     ------
     Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3. Directors  and Officers.  The  directors and officers of Celebrity  Wyoming
     -----------------------
     immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                       III
                          MANNER OF CONVERSION OF STOCK

3.1. Celebrity Wyoming Common Stock. Upon the Effective Date of the Merger, each
     ------------------------------
     share of Celebrity Wyoming Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Surviving Corporation.

3.2. Celebrity  Wyoming  Options and Stock Purchase  Rights.  Upon the Effective
     ------------------------------------------------------
     Date of the Merger, the Surviving Corporation shall assume and continue the stock option and all other employee benefit plans of Celebrity Wyoming. Each outstanding and unexercised option or other right to purchase or security convertible into Celebrity Wyoming Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Celebrity Wyoming Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Celebrity Wyoming option, stock purchase right or convertible security at the Effective Date of the Merger. Celebrity Wyoming has no authorized preferred stock.

     A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of Celebrity Wyoming Common Stock so reserved immediately prior to the Effective Date of the Merger.

3.3  Sharp Delaware  Common Stock.  Upon the Effective Date of the Merger,  each
     ----------------------------
     share of Common Stock, par value $.001 per share, of Sharp Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Sharp Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.4  Exchange of  Certificates.  After the  Effective  Date of the Merger,  each
     -------------------------
     holder of an outstanding certificate representing shares of Celebrity Wyoming Common Stock may, at such stockholder's option, surrender the same for cancellation to the transfer agent for the Surviving Corporation, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of Celebrity Wyoming Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Celebrity Wyoming Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of Celebrity Wyoming Common Stock were converted in the Merger.

     The registered owner, on the books and records of the Surviving Corporation or the Exchange Agent, of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Celebrity
     Wyoming so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     If any certificate for shares of Sharp Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Sharp Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Sharp Delaware that such tax has been paid or is not payable.

                                       IV
                                     GENERAL

4.1  Covenants.  Sharp Delaware  covenants and agrees that it will, on or before
     ---------
     the Effective Date of the Merger take such actions as may be required by the Wyoming Business Corporation Act. Celebrity Wyoming covenants and agrees that it will, on or before the Effective Date of the Merger take such actions as may be required by the General Corporation Law of Delaware.

4.2  Further  Assurances.  From  time to  time,  as and when  required  by Sharp
     -------------------
     Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Celebrity Wyoming such deeds and other instruments, and there shall be taken or caused to be taken by Sharp Delaware and Celebrity Wyoming such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise  by  Sharp  Delaware  the  title  to and  possession  of all  the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Celebrity Wyoming and otherwise to carry out the purposes of this Agreement, and the officers and directors of Sharp
     Delaware are fully authorized in the name and on behalf of Celebrity Wyoming or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3. Abandonment.  At any time  before  the  filing of this  Agreement  with the
     -----------
     Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Celebrity Wyoming or Sharp Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Celebrity Wyoming or by the sole stockholder of Sharp Delaware, or by both.

4.4. Amendment.  The Boards of Directors  of the  Constituent  Corporations  may
     ---------
     amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Wyoming and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or
     (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

4.5  Agreement.  Executed  copies  of  this  Agreement  will  be on  file at the
     ---------
     principal place of business of the Surviving Corporation at 5120 Woodway, Suite 9029, Houston, Texas 77056 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

4.6. Governing  Law.  This  Agreement   shall  in  all  respects  be  construed,
     --------------
     interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Wyoming Business Corporation Act.

4.8. Counterparts.  In order to  facilitate  the  filing and  recording  of this
     ------------
     Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Sharp Delaware and Celebrity Wyoming, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.


                                        SHARP  HOLDING  CORPORATION
                                        a  Delaware  corporation


                                        BY:
                                           -------------------------------------
                                           George Sharp, President and Secretary

ATTEST:

BY:  _________________________
     Robert  Wesolek
     Chief Financial Officer




                                        CELEBRITY ENTERTAINMENT GROUP, INC.
                                        a  Wyoming  corporation


                                        BY:
                                           -------------------------------------
                                           George Sharp, President and Secretary

ATTEST:

BY:  _________________________
     Robert  Wesolek
     Chief Financial Officer

                       CELEBRITY ENTERTAINMENT GROUP, INC.
                              (Wyoming Corporation)

                              OFFICERS' CERTIFICATE


George  Sharp  and  Robert  Wesolek  certify  that:

1.   They are the President and the Secretary,  and the Chief Financial  Officer
     respectively,   of  Celebrity  Entertainment  Group,  Inc.,  a  corporation organized under the laws of the State of Wyoming.

2. The corporation has authorized one class of stock, designated "Common Stock." There are authorized 100,000,000 shares of Common Stock, par value $.001 per share.

3. There were 9,233,156 shares of Common Stock outstanding as of the record date (the "Record Date") of the shareholders' meeting at which the Agreement and Plan of Merger attached hereto (the "Merger Agreement") was approved. All shares of Common stock outstanding were entitled to vote on the merger.

4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of common stock which equaled or exceeded the vote required.

5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

6. George Sharp and Robert Wesolek further declare under penalty of perjury under the laws of the State of Wyoming that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

Executed  in  Houston,  Texas  on  April  5,  2001.



                                         ---------------------------------------
                                         George Sharp, President and  Secretary


                                         ---------------------------------------
                                         Robert Wesolek, Chief Financial Officer

                            SHARP HOLDING CORPORATION
                             (Surviving Corporation)

                              OFFICERS' CERTIFICATE

George  Sharp  and  Robert  Wesolek  certify  that:

1. They are the President and the Secretary, and the Chief Financial Officer, respectively, of Sharp Holding Corporation, a corporation organized under the laws of the State of Delaware.

2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock" There are authorized 80,000,000 shares of Common Stock, and there are authorized 20,000,000 shares of Preferred Stock.

3. There were 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger attached hereto (the "Merger Agreement").

4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

6. George Sharp and Robert Wesolek further declare under penalty of perjury under the laws of the State of Delaware that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

Executed in Houston, Texas on April 5, 2001.



                                         ---------------------------------------
                                         George Sharp, President and  Secretary


                                         ---------------------------------------
                                         Robert Wesolek, Chief Financial Officer

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                            SHARP HOLDING CORPORATION
                            (a Delaware corporation)

                                   ARTICLE ONE
                                   -----------
                                      Name
                                      ----

     The  name  of  the  Corporation  is  SHARP  HOLDING  CORPORATION.

                                   ARTICLE TWO
                                   -----------
                                Registered Office
                                -----------------

     The address of the corporation's registered office is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808, and the name of the corporation's registered agent at this address is The Company Corporation.

                                  ARTICLE THREE
                                  -------------
                                     Purpose
                                     -------

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE FOUR
                                  ------------
                                      Stock
                                      -----

     4A.     The  aggregate  number  of shares of all classes of stock which the
Corporation shall have authority to issue is ONE-HUNDRED MILLION SHARES (100,000,000 shares), consisting of and divided into the following:

     (i) EIGHTY MILLION SHARES (80,000,000 shares) of common stock, par value $.001 per share (hereinafter designated the "Common Stock"); and

     (ii) TWENTY MILLION SHARES (20,000,000 shares) of preferred stock, par value $.001 per share (hereinafter designated the "Preferred Stock").

     4B.     The  following  is a statement of the preferences, limitations, and relative  rights  of  the  Common  Stock  and  the  Preferred  Stock.

     Section  4B.1  Common  Stock.  All  shares  of the Common Stock shall be of
     -------------  -------------
equal rank and shall be identical in all respects. Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

     Section 4B.2  Preferred Stock.  The Preferred Stock may be divided into and
     ------------  ---------------
issued in one or more series. The preferences, powers, limitations, qualifications, restrictions and relative rights of the Preferred Stock may vary between series in any and all respects, but shall not vary within a series. The Board of Directors shall have the authority to fix by resolution or resolutions one or more series of unissued shares of the Preferred Stock and to designate and establish the preferences, powers, limitations, qualifications, restrictions, and relative rights of any series pursuant to, and to the fullest extent allowed by, the General Corporation Law of Delaware. The Board of Directors may increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued.

     Section  4B.3  Provisions  Applicable  to  All  Classes  of  Stock:
     -------------  ---------------------------------------------------

     Section  4B.3.1  No Cumulative Voting.  No shareholder shall have any right
     ---------------  --------------------
to  cumulate  such  shareholder's  votes  in  the  election  of  directors.

     Section  4B.3.2  No  Preemptive  Rights.  No  shareholder  shall  have  any
     ---------------  ----------------------
preemptive right to acquire additional, unissued, or treasury shares of the Corporation, or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of the Corporation.

     Section 4B.3.3  Majority Vote.  If, to permit any action to be taken by the
     --------------  -------------
shareholders, the General Corporation Law of Delaware would, but for this Section, require the affirmative vote or concurrence of the holders of any class or series of shares having more than a majority of the votes entitled to be cast with respect to such action, then in any such instance, and to the fullest extent allowed by the General Corporation Law of Delaware, the affirmative vote or concurrence of the holders of any class or series of shares having only a majority of the votes entitled to be cast with respect thereto shall be sufficient to permit such action to be taken.

     Section  4B.3.4  Shareholder  Action  by  Consent.  Any  action  of  the
     ---------------  --------------------------------
Corporation which is required to or may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                                  ARTICLE FIVE
                                  ------------
                                  Incorporator
                                  ------------

     The name of the Incorporator is Robert Wesolek whose address is 5120 Woodway, Suite 9029, Houston, Texas 77056.

                                   ARTICLE SIX
                                   -----------
                 Termination of Incorporator; Initial Directors
                 ----------------------------------------------

     The powers of the Incorporator shall terminate upon the filing this Certificate of Incorporation. The names and addresses of the persons who are to serve as Directors until the first annual meeting of stockholders, or until their successors are elected and qualified are:

       George Sharp, 5120 Woodway, Suite 9029, Houston, Texas 77056.
      Gilbert Gertner, 5120 Woodway, Suite 9029, Houston, Texas 77056.
       Alan Pavsner, 5120 Woodway, Suite 9029, Houston, Texas 77056.

                                  ARTICLE SEVEN
                                  -------------
                                     Bylaws
                                     ------

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation.

                                  ARTICLE EIGHT
                                  -------------
                               Board of Directors
                               ------------------

     Section  8.1  Number.  The Board of Directors shall consist of at least one
     ------------  ------
but not more than fifteen persons. Notwithstanding anything to the contrary elsewhere herein, once the number of directors has been increased to 15, the approval of the stockholders shall be required to make any subsequent increase in the number of director positions.

     Section  8.2  Newly  Created  Directorships  and  Vacancies.  Newly created
     ------------  ---------------------------------------------
directorships and directorships resulting from any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and directors so chosen shall hold office until such director's successor shall have been elected and qualified.

                                  ARTICLE NINE
                                  ------------
                        Elimination of Personal Liability
                        ---------------------------------

     Upon the filing of this Certificate of Incorporation with the Secretary of State of Delaware, the personal liability for monetary damages of a director of the Corporation for the breach of fiduciary duty as a Director shall be eliminated. However, this provision shall not eliminate the liability of a
Director: (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under
Section 174 of the General Corporation Law of Delaware; or (iv) for any Transaction from which the Director derived an improper personal benefit.

                                   ARTICLE TEN
                                   -----------
                                 Indemnification
                                 ---------------

     Section  10.1  The  Corporation  shall indemnify any person who was or is a
     -------------
party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a
          ----  ----------
presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section  10.2  The  Corporation  shall indemnify any person who was or is a
     -------------
party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     Section  10.3  To the extent that a director, officer, employee or agent of
     -------------
the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 10.1 and 10.2., or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Section  10.4  Any  indemnification under Sections 10.1 and 10.2 of this Article
-------------
Ten (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.1 and 10.2. Such determination shall be made (1) by the Board of Directors by a majority vote of the directors who were not parties to such action, suit or proceeding, or (2) by a committee of such Directors designated by a majority of such Directors, (3) if such Directors desire, by independent legal counsel in a written opinion, or (3) by the holders of Common Stock in a vote that excludes, for quorum purposes and for voting purposes, the shares held by directors who are parties to such action, suit or proceeding.

     Section  10.5  Expenses  incurred  in defending a civil or criminal action,
     -------------
suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the director, officer, employee or agent of his good faith belief that he has met the standard of conduct necessary for indemnification under Sections 10.1 and 10.2 and a written undertaking to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article Ten.

     Section  10.6  The indemnification and advancement of expenses provided by,
     -------------
or granted pursuant to, the other paragraphs of this Article Ten shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     Section 10.7  The Corporation shall have the power to purchase and maintain
     ------------
insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article Ten.

     Section  10.8  For  the  purpose  of  this  Article Ten, references to "the
     -------------
Corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article Ten with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     Section  10.9  For purposes of  this  Article  Ten,  referenced  to  "other
     -------------
enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article Ten.

     Section 10.10  The indemnification and advancement of expenses provided by,
     -------------
or granted pursuant to, this Article Ten shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section  10.11  The provisions of this Article Ten: (i) are for the benefit
     --------------
of, and may be enforced by, each person entitled to indemnification hereunder, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Corporation and such person; and (ii) constitute a continuing offer to all present and future persons entitled to indemnification hereunder. The Corporation, by its filing of this Certificate of Incorporation:
(a) acknowledges and agrees that each person entitled to indemnification hereunder has relied upon and will continue to rely upon the provisions of this Article Ten in accepting and serving in any of the capacities entitling such person to indemnification hereunder; (b) waives reliance upon, and all notices of acceptance of, such provisions by such persons; and (c) acknowledges and agrees that no present or future person entitled to indemnification hereunder shall be prejudiced in such person's right to enforce the provisions of this Article Ten in accordance with their terms by any act or failure to act on the part of the Corporation.

     Section 10.12  No amendment, modification, or repeal of this Article Ten or
     -------------
any provision hereof shall in any manner terminate, reduce, or impair the right of any past, present or future person entitled to indemnification hereunder to be indemnified by the Corporation, nor the obligation of the Corporation to indemnify any such person, under and in accordance with the provisions of this Article Ten as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification, or repeal, regardless of when such claims may arise or be asserted.

                                 ARTICLE ELEVEN
                                 --------------
               Business Combinations With Interested Stockholders
               --------------------------------------------------

     The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of Delaware.

     I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hererunto set my hand this ________ day of ______________, A.D. 2001.


                                By:  _____________________________ Incorporator
                                     Robert Wesolek, Incorporator

                                   APPENDIX C

                                     BYLAWS
                                       OF
                            SHARP HOLDING CORPORATION
                    (herein referred to as the "Corporation")


                       ARTICLE  ONE  -  CAPITAL  STOCK

     Section 1.1 Certificates Representing Shares. The Corporation shall deliver certificates representing shares to which shareholders are entitled in such form as shall be approved by the Board of Directors. Each certificate shall bear on its face the statement that the Corporation is organized in Delaware, the name of the shareholder to whom the certificate is being issued, the name of the Corporation, the number, class, and series of shares issued, and the par value or a statement that the shares are without par value. Certificates for shares of the Corporation shall be issued only when consideration for the shares has been fully paid. Such certificates shall be signed by the President or a Vice President and the Secretary or any Assistant Secretary, or such other officer or officers as may be determined by the Board of Directors, and may be sealed with the seal of the Corporation or a facsimile thereof. Where any such certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Corporation itself or an employee of the Corporation, the signature of the authorized officer or officers may be facsimiles, engraved, or printed. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of its issuance. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued.

     Section 1.2 Shareholders of Record. The Board of Directors of the Corporation may appoint one or more transfer agents or registrars of any class of stock of the Corporation. Unless and until such appointment is made, the Secretary shall maintain, among other records, a stock transfer book, the stubs in which shall set forth the names and addresses of the holders of all issued shares of the Corporation, the number of shares held by each, the certificate numbers representing such shares, the date of issue of the certificates representing such shares, and whether or not such shares originate from original issues or from transfer. The names and addresses of shareholders as they appear on the stock transfer book shall be the official list of shareholders of record of the Corporation for all purposes. The Corporation shall be entitled to treat the holder of record of any shares of the Corporation as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares, on the part of any other person, including, without limitation, a purchaser, assignee, or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such other person.

     Section 1.3 Transfer of Shares. The shares of the Corporation shall be transferable on the stock transfer book of the Corporation by the holder of record thereof, or such holder's duly authorized attorney or legal representative, upon endorsement and surrender for cancellation of the certificates representing such shares. All certificates surrendered for transfer shall be cancelled and no new certificate shall be issued until a former certificate or certificates for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, destroyed, or mutilated certificate, a new certificate may be issued therefor upon such conditions for the protection of the Corporation and any transfer agent or registrar as the Board of Directors or the Secretary may prescribe. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or such owner's legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

                     ARTICLE TWO - MEETINGS OF SHAREHOLDERS

     Section 2.1 Place of Meetings. All meetings of shareholders shall be held at such place within or without the State of Delaware as may be designated by the Board of Directors or officer calling the meeting. If no designation is so made, meetings of the shareholders shall be held at the principal office of the Corporation.



     Section 2.2 Annual Meeting. Annual meetings of shareholders shall be held on such date and at such time and place as shall be determined by the Board of Directors, at which they shall elect a board of directors and transact such other business as may properly be brought before the meeting.



 2.3 Special Meetings. Special meetings of the shareholders may be called at any time by the President (or by the Chairman of the Board or the Chief Executive Officer, if such officers have been elected), the executive committee (if one exists), or the Board of Directors. Special meetings of shareholders may also be called by the Secretary upon the written request of the holders of at least twenty-five percent of the outstanding stock entitled to be voted at such meeting. Such request shall state the purpose or purposes of such meeting. The Secretary must deliver notice of such meeting within ten days of receipt of such written request.

     Section 2.4 Notice of Meeting. Written notice of all meetings, stating the place, date, and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at such shareholder's address as it appears on the stock transfer book of the Corporation, with postage thereon prepaid. Notice, if required, for an adjourned meeting shall be made pursuant to Section 222 of the General Corporation Law of Delaware.

     Section 2.5 Conduct of Meetings. All meetings of shareholders shall be presided over by the Chairman of the Board, if there shall be such an officer, or in the Chairman of the Board's absence, by the Chief Executive Officer, if there shall be such an officer, or in the Chief Executive Officer's absence, by the President, or, if the President is not present, by a chairman chosen at the meeting by the holders of a majority of the voting shares present in person or by proxy. The Secretary or, if the Secretary is not present, a person designated by the chairman, shall act as secretary of the meeting. The chairman of any meeting shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as the chairman may deem appropriate. Unless the chairman of the meeting shall otherwise determine, the precedence of, and procedure on, motions and other procedural matters at the meeting shall be governed by Robert's Rules of Order insofar as those rules are not inconsistent with law, with the Corporation's Certificate of Incorporation, or with these Bylaws.



     Section 2.6 Closing of Share Transfer Records and Record Date. Closing of Share Transfer Records and Record Date. The closing of share transfer records and record date shall be made in accordance with Section 213 of the General Corporation Law of Delaware, as amended from time to time, or any successor law applicable thereto.

     Section 2.7 Quorum. The holders of one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. Treasury shares, shares of the Corporation's stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of the Corporation's stock held by the Corporation in a fiduciary capacity, shall not be counted in determining the total number of outstanding shares at any given time. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.



     Section 2.8 Adjournments. If the holders of the amount of shares necessary to constitute a quorum shall fail to attend any meeting of the shareholders in person or by proxy, then the holders of a majority of the shares entitled to vote, represented in person or by proxy at the meeting, may adjourn any such meeting from time to time without notice, other than by announcement at the meeting of the time and place at which the meeting will reconvene, until holders of the amount of shares requisite to constitute a quorum shall be present at the particular meeting or at any adjournment thereof, in person or by proxy. The holders of a majority of the shares entitled to vote, represented in person or by proxy, may also adjourn any meeting of the shareholders from time to time and without notice, other than by announcement at the meeting of the time and place at which the meeting will reconvene, until the transaction of any and all business submitted or proposed to be submitted to such meeting or any adjournment thereof shall have been completed. Notice, if required, for an adjourned meeting may be made pursuant to Section 222 of the General Corporation Law of Delaware. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally notified or called.



     Section 2.9 Proxies. At all meetings of the shareholders a shareholder may vote by proxy executed in writing by the shareholder or by such shareholder's duly authorized attorney in fact. Such proxy shall be filed with the Secretary before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. A proxy shall be revocable unless expressly provided therein to be irrevocable and the proxy is coupled with an interest or unless otherwise made irrevocable by law. Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if any even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as such proxy is of the proxies representing such shares.

     Section 2.10 Voting of Shares. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, each shareholder shall have one vote for each share having voting rights registered in such shareholder's name on the books of the Corporation at the time of the closing of the stock transfer books (or at the record date) for such meeting. When a quorum is present at any meeting, the vote of holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall decide any matter submitted to such meeting, unless the matter is one upon which by law, the Certificate of Incorporation, or these Bylaws the vote of a greater number is required, in which case the vote of such greater number shall govern and control the decision of such matter; provided, however, that directors shall be elected by a plurality of the votes cast by shareholders entitled to vote in the election of directors at a meeting at which a quorum is present.



     Section 2.11 Voting List. Prior to each meeting, the officer or agent having charge of the stock transfer book of the Corporation shall make a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by, each shareholder, which list shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with any requirements of this Section 2.11 shall not affect the validity of any action taken at such meeting.



     Section 2.12 Inspectors of Election. In advance of any meeting of the shareholders, the Board of Directors may appoint one or more inspectors of election. If there is no such appointment made in advance, or if any appointed person refuses or fails to serve, the chairman of the meeting may appoint such inspectors or appoint a replacement for any inspector refusing or failing to serve. Inspectors of election shall determine the number of shares outstanding, voting power of each share, shares represented at the meeting, existence of a quorum, and authenticity, validity, and effect of proxies; shall receive votes, ballots, assents, and consents, and hear and determine all challenges and questions in any way arising in connection with a vote; shall count and tabulate all votes, assents, and consents, and determine and announce results; and do all other acts as may be proper to conduct elections or votes with fairness to all of the shareholders.

                           ARTICLE THREE - DIRECTORS


     Section 3.1 Number, Tenure, and Qualifications. The initial number of Directors shall be four Directors. The number of directors of the Corporation shall be determined from time to time by resolution adopted by a majority of the Board of Directors or by the shareholders, but in no event shall be less than one nor more than fifteen (15); provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. If the Board of Directors or shareholders make no such determination, the number of directors shall be the same as the number constituting the initial Board of Directors set forth in the Certificate of Incorporation. Unless sooner removed in accordance with these Bylaws, each director shall hold office until the next annual meeting of the shareholders, or special meeting held for the purpose of electing directors, and until such director's successor shall have been elected and qualified. Directors need not be residents of the State of Delaware or shareholders of the Corporation.



     Section 3.2 Vacancies. Newly created directorships and directorships resulting from any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and directors so chosen shall hold office until such director's successor shall have been elected and qualified. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next election of directors by the shareholders.



     Section 3.3 Place of Meeting. Meetings of the Board of Directors may be held either within or without the State of Delaware, at whatever place is specified by the officer calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Corporation.

     Section 3.4 Annual and Regular Meetings. Unless otherwise determined by the Board of Directors, the annual meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after, and at the same place as, the annual meeting of the shareholders. The Board of Directors may provide by resolution the time, date, and place for the holding of additional regular meetings without other notice than such resolution.



     Section 3.5 Special Meetings. Special meetings of the Board of Directors may be held at any time upon the call of the President (or the Chairman of the Board or the Chief Executive Officer, if such officers have been elected), or any three directors of the Corporation, or, if there is only one director, by such director. Notice shall be sent in writing by mail, facsimile, telegram, or other reasonable means of written communication to the last known address of each director at least two days before the meeting. Except as otherwise herein provided, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.



     Section 3.6 Attendance at Meeting. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. A director of the corporation who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or unless he shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.



     Section 3.7 Quorum. A majority of the number of directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business, but a smaller number may adjourn the meeting from time to time until they can secure the attendance of a quorum. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. Any regular or special directors' meeting may be adjourned from time to time by those present, whether a quorum is present or not.

     Section 3.8 Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.



     Section 3.9 Removal. At any meeting of the shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed from office, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors and any vacancy or vacancies in the Board resulting therefrom may be filled by the remaining directors, though less than a quorum, or by the shareholders, whichever shall first act thereon.



     Section 3.10 Conduct of Meetings. All meetings of Directors shall be presided over by the Chairman of the Board, if there shall be such an officer, or in the Chairman of the Board's absence, by the Chief Executive Officer, if there shall be such an officer, or in the Chief Executive Officer's absence, by the President, or, if the President is not present, by any director chosen by a majority of the directors present. The Secretary or, if the Secretary is not present, a person designated by the chairman, shall act as secretary of the meeting. The chairman of any meeting shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as the chairman may deem appropriate. Unless the chairman of the meeting shall otherwise determine, the precedence of, and procedure on, motions and other procedural matters at the meeting shall be governed by Robert's Rules of Order insofar as those rules are not inconsistent with law, with the Corporation's Certificate of Incorporation, or with these Bylaws.


                            ARTICLE FOUR - OFFICERS

     Section 4.1 Officers. The officers of the Corporation shall be elected by the Board of Directors and shall, at a minimum, consist of a President and a Secretary. The Board of Directors may elect such other officers, including, without limitation, a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Vice President or Vice Presidents, a Treasurer, and
Assistant Secretaries and Assistant Treasurers, and appoint such agents, as it may deem necessary or appropriate. All officers shall, unless otherwise removed by the Board of Directors, hold office until their successors are elected and qualified or until such officer's death or until such officer shall resign or shall have been removed from office in the manner hereinafter provided. Any two or more offices may be held by the same person. The salaries and other compensation of the officers shall be determined in the manner provided by the Board of Directors, and may be altered in the manner provided by the Board of Directors from time to time, except as otherwise provided by contract.



     Section 4.2 Vacancies. Whenever any vacancies shall occur in any office by death, resignation, increase in the number of officers of the Corporation, or otherwise, the same shall be filled by the Board of Directors, and the officer so elected shall hold office until such officer's successor is chosen and qualified, or until such officer's death, resignation, or removal from office in the manner hereinafter provided.



     Section 4.3 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.



     Section 4.4 Powers and Duties of Officers. The officers shall perform the duties and exercise the powers expressly conferred or provided for in these Bylaws, as well as the usual duties and powers incident to such offices, respectively, and such other duties and powers as may be assigned to them by the Board of Directors or by the President.

     Section 4.5 Chairman of the Board. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors and the shareholders and exercise and perform such other powers and duties as may from time to time be assigned to the Chairman of the Board by the Board of Directors.



     Section 4.6 President. Subject to the supervisory powers, if any, that may be given by the Board of Directors to the Chairman of the Board, the President shall be the Chief Executive Officer of the Corporation, and subject to the control of the Board of Directors, shall, in general, supervise and control all of the business and affairs of the Corporation. The President may sign certificates for shares of the Corporation, and any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed and executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.



     Section 4.7 Vice President. Each Vice President, if there shall be such an officer, shall perform such duties and have such powers as may from time to time be prescribed by the Board of Directors or be delegated to such Vice-President by the President or Chairman of the Board. Vice Presidents may be given special designations such as "Senior Vice President," "Executive Vice President," "Vice President--Finance," or any other designation deemed appropriate by the Board of Directors.



     Section 4.8 Secretary. It shall be the duty of the Secretary to send any and all required notices of and, unless otherwise prescribed by the Board of Directors, to attend all meetings of the shareholders and Board of Directors and record correctly the proceedings of such meetings in a book suitable for that purpose. It shall also be the duty of the Secretary to attest with the Secretary's signature and the seal of the Corporation all stock certificates issued by the Corporation and to keep a stock transfer book in which shall be correctly recorded all transactions pertaining to the capital stock of the Corporation. The Secretary shall also attest with the Secretary's signature and the seal of the Corporation any instruments requiring the seal of the Corporation. The person holding the office of Secretary shall also perform, under the direction and subject to the control of the Board of Directors, such other duties as may be assigned to the Secretary by the Chairman of the Board or the President. The duties of the Secretary may also be performed by any Assistant Secretary.

     Section 4.9 Treasurer. The Treasurer, if there shall be such an officer, shall keep such moneys of the Corporation as may be entrusted to the Treasurer's keeping and account for the same. The Treasurer shall be prepared at all times to give information as to the condition of the Corporation and shall make a detailed annual report of the entire business and financial condition of the Corporation. The person holding the office of Treasurer shall also perform, under the direction and subject to the control of the Board of Directors, such other duties as may be assigned to the Treasurer by the Chairman of the Board or the President. The duties of the Treasurer may also be performed by any Assistant Treasurer.



     Section 4.10 Additional Officers and Titles. In addition to the officers designated in Sections 5 through 9 of this Article IV, the Board of Directors may designate and appoint additional officers or give officers additional titles indicative of their managerial responsibilities within the Corporation. The officer of the Corporation chiefly responsible for corporate policy-making and the general supervision and direction of the Corporation's business may, in addition to such officer's other title or titles, if any, be designated the "Chief Executive Officer." The officer of the Corporation charged with supervision and management of the daily operations of the Corporation may, in addition to such officer's other title or titles, if any, be designated the "Chief Operating Officer." The officer of the Corporation chiefly responsible for the finances, securities, and accounting systems of the Corporation may, in addition to such officer's other title or titles, if any, be designated the "Chief Financial Officer." The Board of Directors may give officers of the Corporation such other additional titles and designations as it shall deem appropriate.



     Section 4.11 Delegation of Authority. In the case of any absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate some or all of the powers or duties of such officer to any other officer or to any director, employee, shareholder, or agent for whatever period of time seems appropriate, providing that the Board of Directors concurs therein.


                        ARTICLE FIVE - COMMITTEES


     Section 5.1 Committees of Directors. The Board of Directors may by resolution designate and appoint one or more committees, each of which shall consist of two or more directors, which committees, to the extent provided in such resolution, shall exercise the authority of the Board of Directors in the management of the Corporation. However, no such committee shall have the authority of the Board of Directors in reference to amending, altering, or repealing these Bylaws; electing, appointing, or removing any member of any such committee or any director or officer of the Corporation; amending the Certificate of Incorporation; adopting a plan of merger or adopting a plan of consolidation with another corporation; authorizing the sale, lease, or exchange of all or substantially all of the property or assets of the Corporation; authorizing the voluntary dissolution of the Corporation or revoking proceedings therefor; adopting a plan for the distribution of the assets of the Corporation; or amending, altering, or repealing any resolution of the Board of Directors which by its terms provides that it shall not be amended, altered, or repealed by such committee. The designation and appointment of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any individual director, of any responsibility imposed on it or such director by law. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such members or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.



     Section 5.2 Other Committees. Other committees not having and exercising the authority of the Board of Directors in the management of the Corporation may be designated by resolution adopted by the Board of Directors. Except as otherwise provided in such resolution, the President of the Corporation shall appoint the members thereof. Any members thereof may be removed by the person or persons authorized to appoint such member whenever in their judgment the best interests of the Corporation shall be served by such removal. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such members or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.



     Section 5.3 Term of Office. Each member of a committee shall continue as such until the next annual meeting of the Board of Directors and until such member's successor is appointed, unless the committee shall be sooner terminated, or unless such member be removed from such committee, or unless such member shall cease to qualify as a member thereof.



     Section 5.4 Chairman. One member of each committee shall be appointed chairman by the person or persons authorized to appoint the members thereof.

     Section 5.5     Vacancies.     Vacancies in the membership of any committee
may be filled by appointments made in the same manner as provided in the case of the original appointments.

     Section 5.6 Quorum. Unless otherwise provided in the resolution of the Board of Directors designating a committee, a majority of the whole committee shall constitute a quorum and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee.

     Section 5.7 Rules. Each committee may adopt rules for its own governance not inconsistent with these Bylaws or with rules adopted by the Board of Directors.


                            ARTICLE SIX - DIVIDENDS

     Subject to the provisions of the Certificate of Incorporation relating thereto, if any, dividends may be declared by the Board of Directors, in its discretion, at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in the Corporation's own shares, subject to any provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund for meeting contingencies, equalizing dividends, or repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation; and the directors may modify or abolish any such reserve in the manner in which it was created.



                   ARTICLE SEVEN - MISCELLANEOUS PROVISIONS


     Section 7.1 Amendments. The Board of Directors shall have the power to amend or repeal these Bylaws or adopt new Bylaws, unless any provision of these Bylaws expressly provides, or unless the shareholders in amending, repealing, or adopting a new Bylaw expressly provide, that only the shareholders may amend or repeal that Bylaw.

     Section 7.2 Waiver. Whenever, under the provisions of any law, the Certificate of Incorporation or amendments thereto, or these Bylaws, any notice is required to be given to any shareholders, director or committee member, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Moreover, attendance at any meeting by a shareholder or director shall constitute a waiver of notice of such meeting by such shareholder or director unless such individual attends the meeting for the specific purpose of objecting to the transaction of any business thereat on the ground that the meeting is not lawfully called or convened.

     Section 7.3 Resignations. Any director or officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Board of Directors, the President, or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     Section 7.4 Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its shareholders and Board of Directors and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

     Section 7.5 Seal. The seal of the Corporation may be such as from time to time may be approved by the Board of Directors, but the use of a seal shall not be essential to the validity of any agreement entered into by the Corporation, unless otherwise provided by law.

     Section 7.6 Fiscal Year. The initial fiscal year of the Corporation shall be January 1st through December 31st of each year. The fiscal year of the Corporation may be changed by resolution of the Board of Directors.


                                        Adopted  by  the  Directors
                                        of SHARP HOLDING CORPORATION
                                        on __________________, 2001


                                        Attest:


                                        ----------------------------------------
                                        George Sharp, Director


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                                   APPENDIX D

                  CHAPTER 16 - WYOMING BUSINESS CORPORATION ACT

                                   ARTICLE 13

                               DISSENTERS' RIGHTS

17-16-1301.  Definitions.

(a)  As  used  in  this  article:

(i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

(ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

(iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

(iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

(v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

(vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

(vii)  "Shareholder" means the record shareholder or the beneficial shareholder.

17-16-1302.  Right  to  dissent.

(a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

(i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

(A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or


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(B)  The  corporation  is a subsidiary that is merged with its parent under W.S.
17-16-1104.

(ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

(iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1)  year  after  the  date  of  sale;

(iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

(A)  Alters  or  abolishes  a  preferential  right  of  the  shares;

(B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

(C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

(E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

(v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

17-16-1303.  Dissent  by  nominees  and  beneficial  owners.

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.


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
(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

(i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

17-16-1320.  Notice  of  dissenters'  rights.

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

(b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

17-16-1321.  Notice  of  intent  to  demand  payment.

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

17-16-1322.  Dissenters'  notice.

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

(b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

(i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;


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
(ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

(iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

(v)  Be  accompanied  by  a  copy  of  this  article.

17-16-1323.  Duty  to  demand  payment.

(a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection
(a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

17-16-1324.  Share  restrictions.

(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

17-16-1325.  Payment.

(a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.


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
(b)  The  payment  shall  be  accompanied  by:

(i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(ii)  A statement of the corporation's estimate of the fair value of the shares;

(iii)  An  explanation  of  how  the  interest  was  calculated;

(iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

(v)  A  copy  of  this  article.

17-16-1326.  Failure  to  take  action.

(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

17-16-1327.  After-acquired  shares.

(a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b)  To  the  extent the corporation elects to withhold payment under subsection
(a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

17-16-1328.  Procedure  if  shareholder  dissatisfied  with  payment  or  offer.

(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:


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(i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

(ii)  The  corporation  fails to make payment under W.S. 17-16-1325 within sixty
(60)  days  after  the  date  set  for  demanding  payment;  or

(iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

17-16-1330.  Court  action.

(a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e)  Each  dissenter made a party to the proceeding is entitled to judgment for:

(i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

(ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.


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
17-16-1331.  Court  costs  and  counsel  fees.

(a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

(ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.


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
          This Proxy is solicited on behalf of the Board of Directors.

                       CELEBRITY ENTERTAINMENT GROUP, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                                  April 5, 2001

     The undersigned shareholder of Celebrity Entertainment Group, Inc., a Wyoming corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated March 5, 2001, and hereby appoints George Sharp and Robert Wesolek, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of Celebrity Entertainment Group, Inc. to be held on April 5, 2001 at 10:00 a.m. CST, at the executive offices of the Company, 5120 Woodway, Suite 9029, Houston, Texas 77056, USA and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. Proposal to approve the reincorporation of the Company as a Delaware corporation by means of a merger of the Company with and into a wholly owned Delaware subsidiary of the Company.

     [ ]   FOR               [ ]   AGAINST          [ ]   ABSTAIN

2. Proposal to transact such other business as may properly came before the Special Meeting, including any motion to adjourn to a later date to permit solicitation or receiving of proxies if ecessary, or before any adjournments thereof.

     [ ]   FOR               [ ]   AGAINST          [ ]   ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE REINCORPORATION OF THE COMPANY IN DELAWARE, AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF
SOLICITING  ADDITIONAL  VOTES  TO  APPROVE  THE  REINCORPORATION).

Today's  Date:              ________________, 2001

Number of Shares Voted:     ______________________

Your Signature:             ______________________

Other Signature:            ______________________

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


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